EX-99.906CERT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Bruce N. Alpert, Principal Executive Officer & Principal Financial Officer of Gabelli Equity Series Funds, Inc. (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:    12/5/2003      /s/ Bruce N. Alpert
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                        Bruce N. Alpert, Principal Executive Officer & Principal
                        Financial Officer